WCM Focused Emerging Markets Fund
Investor Class Shares (Ticker Symbol: WFEMX)
Institutional Class Shares (Ticker Symbol: WCMEX)

A series of Investment Managers Series Trust

Supplement dated October 30, 2017, to the
Prospectus and Statement of Additional Information, each dated September 1, 2017.

WCM Investment Management (the “Advisor”) has agreed to extend its voluntary agreement to waive its fees and pay all of the operating expenses of the WCM Focused Emerging Markets Fund (subject to certain exclusions described below) through October 31, 2018. Accordingly, the following paragraph replaces any inconsistent information regarding “Fund Expenses” in the Fund’s Prospectus and Statement of Additional Information:

In addition, the Advisor has voluntarily agreed to waive all of its fees and pay all of the operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) for the WCM Focused Emerging Markets Fund through October 31, 2018. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Please retain this Supplement with your records.